As filed with the Securities and Exchange Commission on August 31, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22394

CHOU AMERICA MUTUAL FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Michael J. McKeen, Principal Financial Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2017 – June 30, 2017

ITEM 1. REPORT TO STOCKHOLDERS.

CHOU AMERICA MUTUAL FUNDS

Semi Annual Report
 June 30, 2017
(Unaudited)

Fund Adviser:
Chou America Management Inc.
110 Sheppard Ave. East
Suite 301, Box 18
Toronto, Ontario, Canada M2N 6Y8
Toll Free: (877) 755-5188

TABLE OF CONTENTS

A Message to our Shareholders	1
Schedules of Investments	10
Statements of Assets and Liabilities	16
Statements of Operations	17
Statements of Changes	18
Financial Highlights	19
Notes to Financial Statements	21
Additional Information	27

CHOU OPPORTUNITY FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2017

Dear Shareholder,
For the six months ending June 30, 2017, the Chou Opportunity Fund (the "Fund") was up 1.38%, while the S&P 500 Total Return Index generated a return of 9.34% during the same period. The Fund's prior performance is not necessarily indicative of how the Fund will perform in the future.
Portfolio Commentary
In the first half of the year, the main positive contributors to the Fund's performance included the Bank of America and JPMorgan Chase TARP warrants, as well as UTStarcom Holdings and Valeant Pharmaceuticals.
The equity security holdings of Sears Hometown and Outlet Stores, Chicago Bridge & Iron, Resolute Forest Products, and MBIA Inc. contributed negatively to the Fund's performance in the first six months of 2017.
During the period, the Fund initiated a position in Teva Pharmaceutical Industries, Endo International, and wrote call options on Resolute Forest Products expiring on October 20, 2017 and Valeant Pharmaceuticals expiring on January 18, 2019.
The Fund also reduced holdings of Bank of America, JPMorgan and General Motors TARP warrants, as well as Sears Holdings during the first half of 2017.
U.S. Bank TARP Warrants
Overall, investments in the TARP warrants of Bank of America, Wells Fargo and JPMorgan Chase performed well in 2017, as reflected by the increases in prices of each position shown in the following table.
Warrants	Price as of Dec. 31, 2016	Price as of June 30, 2017	Percentage Change
Bank of America (Jan. 16, 2019)	$9.95	$12.04	21.01%
Wells Fargo (Oct. 28, 2018)	$21.33	$22.20	4.08%
JPMorgan Chase (Oct. 28, 2018)	$44.27	$50.29	13.60%

The maturity date for the TARP warrants is now less than two years away. As the time element gets shorter, we believe that the warrant is likely to become more speculative by nature and therefore we have started to reduce or eliminate the positions in the various TARP warrants. If we believe that the banks in question may still be undervalued, then we would be more likely to invest in the common stock of the banks.
However, it is important to note that any future decision to sell the TARP warrants or buy the common stock will be based on our view of the markets at the time, as well as the issuers that exist when we make any such investment decision.
EXCO Resources
As of June 30, 2017, the Fund owned about $19 million worth of EXCO Resources (EXCO)'s 1.75 lien term loan (converted from the second-lien term loan held previously in Feb. 2017), with $26 million in par value. This is the largest position in the portfolio, comprising more than 20% of the assets of the Fund (at market value).
We liked this security because it met our criteria for investing in the oil and gas sector. The criteria that we considered in analyzing this type of investment is that the security should be:
1. A very senior term loan or note;
1

CHOU OPPORTUNITY FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2017

2. Issued by a company with a significantly limited ability to add senior or pari-passu debt to its capital structure; and
3. Of a type that if the company restructures or goes into bankruptcy, the recovery value of the bond is likely to be greater than the current price of the bond.
In addition to the security being very senior in the capital structure, we also hold the view that management seems to be making good decisions with respect to the allocation of capital in a tough environment.
Valeant and the Pharmaceutical Industry
As if Valeant has not given enough pain and anguish to our shareholders, we believe pharmaceutical stocks as a group are selling at attractive valuations. They generate their earnings in cash and most of them are selling at less than 10 times earnings. Some of them are down more than 50% from their highs, which is what caught our attention initially. It may look like we are adding more emotional fuel to the fire from our experience with Valeant but we look at mispriced stocks on a case-by-case basis. Given our current favorable view of the pharmaceutical industry generally, as next discussed in greater detail, we expect to invest in stocks of more than two or more pharmaceutical companies (that is, to utilize a so-called "basket approach"), in order to reduce the potential adverse effect on fund returns that could result from Food and Drug Administration (FDA) approval and patent expiration issues faced by a single company.
A Historical Perspective
What the pharmaceutical industry has been going through lately reminds me of what happened in the U.S. in 1994. A year earlier, then-president Bill Clinton appointed his wife, Hillary, to head a committee to prepare legislation for overhauling the U.S. health-care system, sending ripples of fear among investors of pharmaceutical stocks. It appeared as if drug prices would be set by the government on the basis of what it would cost to manufacture the product rather than being set by the market. Almost all pharmaceuticals stocks dived for the next of couple of years to unreasonable bargain levels.
It started with the 1992 U.S. presidential election. Clinton, the Democratic president-elect at the time vowed to make drug-price containment and universal health-care a cornerstone of his administration's plan to cut the nation's health-care bill, and promised to unveil a sweeping reform plan within his first 100 days in office. Several other politicians also joined the assault on the pharmaceutical industry by criticizing manufacturers for "drug price gouging" on critical medicines that patients needed by raising prices as high as three times the inflation rate in the 1980s. The political message was to protect American consumers from unfair and unaffordable drug prices by taking away the industry's carrots and replacing them with sticks.
As nervous investors feared that the incoming administration would enforce a tough pricing policy for prescription drugs, drug stocks were hammered starting in the pre-inaugural weeks, and continued to deteriorate with Clinton's victory in November 1992 and throughout debates over Clinton's health-care reform proposal from 1993 to 1994 (see Figure 1). The market psychology toward pharmaceutical stocks hit a decade low, as concerns heightened over the drug firms' ability to maintain their profit margins in a constrained pricing environment, despite new products in the pipeline.
Some of the key drug-related legislation proposed then as part of the health-care reform included:

•
A new National Health Board would determine the "reasonableness" of new drug prices based on prices charged in other countries and producer costs. They would investigate "unreasonable" drug prices, and

2

CHOU OPPORTUNITY FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2017

require companies to bring prices in parity with other nations if a drug price was higher in the U.S. than abroad.
•	Drug companies would have to return to Medicare a rebate of 15% of their average nationwide price of each drug paid for by Medicare.
•
The Secretary of Health and Human Services could bargain down the prices of new drugs before Medicare agreed to pay for them. Failures to negotiate an acceptable price could lead to total exclusion from Medicare coverage.

•	Doctors would need permission from a government official to prescribe what were deemed as unreasonably priced drugs for Medicare patients.
The health-care reform package was eventually defeated in August 1994, sending an air of relief to the pharmaceutical stocks. They returned to their more fairly valued levels set from 1994 to 1998 (see Figure 2). The Republican revolution led by Newt Gingrich gave Republicans control of the Senate and House of Representatives, putting the final nail in the coffin for a health-care overhaul under the Clinton administration.
Similar political rhetoric returned in the latest U.S. election, when both Donald Trump and Hillary Clinton called out drug companies for outrageous and unjustified pricing practices. However, the historical and economic challenges faced in the 1990s still exist today, providing realistic limits to what politicians can do to manage drug prices.
Below are the graphs that compare the prices of three pharmaceutical stock prices both before and after August 1994.

FIGURE 1.

3

CHOU OPPORTUNITY FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2017

FIGURE 2.

In conclusion, we believe pharmaceutical stocks as a group are selling at attractive valuations, in comparison to the free cash flow and earnings they generate. The recent price drops may present one or more attractive long-term investment opportunities for us.
Sears Holdings
In hindsight, our initial assessment of Sears Holdings being worth more than $50 per share a few years ago was most likely too optimistic. This is taking into consideration that we received in excess of $23 per share in distributions from various spin-offs and rights offerings, which we later sold in the stock markets. Nevertheless, we believe that the stock may still be cheap at the current valuation, albeit not at the level that we initially anticipated.
Resolute Forest Products
As of June 30, 2017, the market price of Resolute Forest Products (RFP) was at $4.40 per share, giving a market capitalization of roughly $395 million dollars. As we have explained in the past, the company continues to have consolidated sales of close to $3.6 billion and in each of its major business segments, it is a global leader. It continues to be the biggest volume producer of wood products east of the Rockies, the third largest in North America for market pulp, the number one producer of newsprint in the world and the largest producer in North America of uncoated mechanical paper and an emerging tissue producer. The wood products segment continues to have revenues of approximately $500 million, while the other three segments each continue to have revenues of approximately $1 billion. We believe that each of the four business segments could fetch at least $400 million in a normal market and, as a result, RFP may be undervalued. However, we have been disappointed not just in terms of the stock price but management's ability to make sound capital allocation decisions.
Goodwill
In 2015 annual report, we wrote the following:
"We have not done as well as the market for a couple of years and we wanted to take this opportunity to address that:

4

CHOU OPPORTUNITY FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2017

1) We could explain that we have been managing money for than 30 years and explain that there will always be times where we are going to underperform for a period of time.
2) We could point that in 2004, we won the Morningstar Manager of the Decade award in Canada.
3) We could write a lengthy tome of more than 100 pages on each of our significant holdings with the goal of demonstrating convincingly why we believe that they are so cheap and why we believe that the market is so wrong.
4) We could write about why we believe that our sound investment principles and a commitment to integrity and being fair to our investors should translate into better results over the long term business cycle.
But at the end of the day, when all is said and done, the reality is that we have not done well in the recent past and, particularly, in the previous year. So, as a gesture of good will and what we believe to be the fairest way to behave, we made a voluntary capital contribution of $918,468 which approximates to the 2015 management fees that we were paid by Chou Opportunity Fund. We have also decided to voluntarily waive the fee going forward for the calendar year 2016."
We have decided to waive the fee for the remainder of calendar year 2017.
Caution to the Investors
Investors should be advised that we run a highly focused portfolio, frequently just two or three securities may comprise close to 50% of the assets of the Fund. In addition, the Fund has securities that are non-U.S. and could be subjected to geopolitical risks, which may trump or at least negatively influence the financial performance of the company. Also, we may enter into some derivative contracts, such as credit default swaps and interest rate swaps, when we feel that the market conditions are right to use those instruments. Because of any or all of these factors, the net asset value of the Fund can be from time to time more volatile than at other times. However, we are not bothered by this volatility because our focus has always been, and continues to be, on how inexpensive we believe the Fund's portfolio holdings are relative to what we believe to be their intrinsic value.
Also, the Fund's cash position was approximately 13% of net assets as at June 30, 2017. This large cash position may depress returns for a while as we hunt for undervalued securities. Obviously, if there is a severe correction in the market in the near future, it will cushion the Fund against losses while providing us with the wherewithal to find good investment opportunities. But for now it could be a drag on returns.
Yours truly,

Francis Chou
Portfolio Manager and CEO
Chou America Management Inc.

The investment and portfolio performance views in this report were those of the Portfolio Manager as of June 30, 2017, and may not reflect his views on the date this report is first published or anytime thereafter. The views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This letter may contain discussions about certain investments held and not held in the portfolio.

5

CHOU OPPORTUNITY FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2017

All current and future holdings are subject to risk and to change. There can be no guarantee of success with any technique, strategy or investment.
This letter contains discussions about voluntary fee waivers of Chou America Management Inc., the investment adviser to the Opportunity Fund (the "Adviser"), with respect to fund operations during or following the reporting period ending June 30, 2017. This letter also references a voluntary capital contribution of the Adviser during a prior reporting period. Any such voluntary arrangement can be modified, terminated, or discontinued by the Adviser at any time; provided that the amount of any such waiver or capital contribution may not be recouped by the Adviser at a later date. The Adviser is under no obligation to make a voluntary fee waiver or voluntary capital contribution in the future for any reason. The Adviser made its decision to implement both the voluntary waiver in, and the voluntary capital contribution to, the Opportunity Fund subsequent to, and independent of, the decision of the Board of Trustees to the Trust to renew the Investment Advisory Agreement.
The S&P 500 is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks.  One cannot invest directly in an index.

6

CHOU INCOME FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2017

Dear Shareholder,
For the six month period ending June 30, 2017, the Chou Income Fund (the "Fund") was up 0.66%, while the Barclay's Capital U.S. Corporate High Yield Index (High Yield Index) generated a return of 4.93% during the same period. The Fund's performance is not necessarily indicative of how the Fund will perform in the future.
Portfolio Commentary
Fund losses came mainly from positions in debt securities of two Ukranian companies, Avangardco Investments and UkrLandFarming Company. Avangardco fell from 29.0 cents on a dollar on December 31, 2016 to 23.8 cents on June 30, 2017. Avangardco Investments is one of the leading agro-industrial companies in Ukraine, focusing on the production of shell eggs and egg products. According to the Pro-Consulting Report, it has a market share of approximately 57% of all industrially produced shell eggs and 91% of all dry egg products produced in Ukraine in 2013.
UkrLandFarming PLC fell from 31.7 cents on a dollar on December 31, 2016 to 24.0 cents on June 30, 2017. UkrLandFarming PLC operates as an integrated agricultural producer and distributor. The company engages in crops farming, eggs and egg products production, sugar production, as well as cattle and meat production and distribution.
We believe that the bonds of those companies are down from their purchase price in large part because that region of the world is highly volatile and is subject to serious geopolitical risk. As a result, we expect the prices of the bonds we purchased to be volatile and that they could subject the Fund to a permanent loss of capital. Strong balance sheet and decent financial operations count but we believe that when investing in companies located in a region embroiled in a civil war fueled by Putin, geopolitics can trump solid financials.
In our 2016 Annual Report, we indicated that it was too early to tell whether our foray into Ukraine was an unforced error. We are now of the view that it was. Further, we believe that the Fund may suffer some permanent loss of capital.
EXCO Resources
EXCO Resources (EXCO) is an independent oil and natural gas company that engages in the acquisition, exploration, development and production of onshore oil and natural gas properties with a focus on shale resource plays in the United States.
As of June 30, 2017, the Fund owned about $2 million worth of EXCO's 1.75 lien term loan (converted from the second-lien term loan held previously in Feb. 2017), with $3 million in par value. This is the largest position in the portfolio, comprising more than 10% of the assets of the Fund (at market value).
We liked this security because it met our criteria for investing in the oil and gas sector. The criteria that we considered in analyzing this type of investment is that the security should be:
1. A very senior term loan or note;
2. Issued by a company with a significantly limited ability to add senior or pari-passu debt to its capital structure; and
3. Of a type that if the company restructures or goes into bankruptcy, the recovery value of the bond is likely to be greater than the current price of the bond.

7

CHOU INCOME FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2017

In addition to the security being very senior in the capital structure, we also hold the view that management seems to be making good decisions with respect to the allocation of capital in a tough environment.
Ascent Capital Group
Another big holding that benefitted the Fund was an investment in the 4% convertible security of Ascent Capital Group, Inc., a company which through its subsidiary, Monitronics International, Inc., provides security alarm monitoring and related services to residential and business subscribers in the United States and Canada. The convertible went up from 76.0 cents on a dollar on December 31, 2016 to 80.2 cents on a dollar on June 30, 2017. At the price of 80.2 cents, the yield to maturity is about 13%. We feel comfortable holding this debt security based upon our expectation that the company will continue to generate free cash flow and be able to service the debt.
Conclusion
We believe that most of the bonds held in the Fund's portfolio are somewhat underpriced. Most of them are yielding close to 10% yield to maturity, and we believe that even if some of them go through bankruptcy, the recovery value will be at least close to the level at which the bonds are currently trading.

Caution to the Investors
Investors should be advised that we run a highly focused portfolio, frequently only two or three securities may comprise close to 50% of the assets of the Fund. In addition, we have securities that are non-U.S. and could be subjected to geopolitical risks, which may trump or at least negatively impact the financial performance of the company. Also, we may enter into some derivative contracts such as credit default swaps and interest rate swaps, when we feel that the market conditions are right to use those instruments. Because of these factors, the net asset value of the Fund can be more volatile than normal. However, we are not bothered by this volatility because our focus has always been, and continues to be, on how inexpensive we believe the securities are relative to their intrinsic value.
At June 30, 2017, our cash position was approximately 22% of net assets.

Yours truly,

Portfolio Manager and CEO
Chou America Management Inc.

The views in this report were those of the Fund manager as of June 30, 2017, and may not reflect his view on the date this report is first published or anytime thereafter. The views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This letter may contain discussions about certain investments held and not held in the portfolio.  All current and future holdings are subject to risk and to change. There can be no guarantee of success with any technique, strategy or investment.

8

CHOU INCOME FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2017

The Barclays Capital U.S. Corporate High Yield Index is comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity. One cannot invest directly in an index.

9

CHOU OPPORTUNITY FUND SCHEDULE OF INVESTMENTS JUNE 30, 2017

Equity Securities - 48.3%

Common Stock - 48.3%

Shares	Security Description	Value

Communications - 2.3%
15,000	Overstock.com, Inc. (a)	$244,500
645,181	UTStarcom Holdings Corp. (a)	1,509,723
		1,754,223
Consumer Discretionary - 5.6%
37,904	Sears Canada, Inc. (a)	30,399
426,608	Sears Holdings Corp. (a)(b)	3,779,747
197,013	Sears Hometown and Outlet Stores, Inc. (a)(b)	531,935
		4,342,081
Consumer Staples - 22.4%
211,319	Ascent Capital Group, Inc., Class A (a)	3,245,860
295,000	Endo International PLC (a)	3,295,150
95,000	Teva Pharmaceutical Industries, Ltd., ADR	3,155,900
441,000	Valeant Pharmaceuticals International, Inc. (a)(b)(c)	7,629,300
		17,326,210
Energy - 0.4%
99,228	EXCO Resources, Inc. (a)	262,954

Financials - 2.8%
225,000	MBIA, Inc. (a)(b)	2,121,750

Industrials - 2.4%
95,000	Chicago Bridge & Iron Co. NV (b)	1,874,350

Materials - 12.4%
2,179,359	Resolute Forest Products, Inc. (a)(c)	9,589,180

Total Common Stock (Cost $73,434,790)	37,270,748

Warrants - 15.4%

Shares	Security Description	Exer. Price	Exp. Date	Value
272,430	Bank of America Corp. (a)	$12.90	01/16/19	3,280,057
194,832	General Motors Co. (a)	18.33	07/10/19	3,376,439
70,000	JPMorgan Chase & Co. (a)	42.03	10/28/18	3,520,300
77,400	Wells Fargo & Co. (a)	34.01	10/28/18	1,718,280

Total Warrants (Cost $4,594,255)	11,895,076

Preferred Stock - 0.0%
Communications - 0.0%
Rate
1,500	Overstock.com, Inc.	1.00%	24,262

Total Preferred Stock (Cost $23,520)	24,262

Total Equity Securities (Cost $78,052,565)	49,190,086

Fixed Income Securities - 24.0%

Syndicated Loan - 24.0%

Principal	Security Description	Rate	Maturity	Value

$26,000,000	Exco Resources	15.00%	10/26/20	18,590,000

Total Fixed Income Securities (Cost $19,694,399)	18,590,000

See Notes to Financial Statements.	10

CHOU OPPORTUNITY FUND SCHEDULE OF INVESTMENTS JUNE 30, 2017

Collateral Received for Securities Loaned (d) - 0.7%

Principal	Security Description	Rate	Maturity	Value
$161,122	U.S. Treasury Bills	0.00%	07/13/17- 12/21/17	$160,410
89,723	U.S. Treasury Bonds	2.88- 7.63	02/15/25- 02/15/47	92,796
1	U.S. Treasury Bond Coupon Strip	0.00	11/15/25	1
204,231	U.S. Treasury Notes	0.63- 3.63	07/31/17- 02/15/27	203,458
65,711	U.S. Treasury Inflation Indexed Notes	0.13- 3.38	04/15/18- 02/15/46	69,848

Total Collateral Received for Securities Loaned (Cost $526,513)	526,513

Total Investments in Securities- 88.4% (Cost $98,273,477)*	68,306,599

Written Options- (1.4)%

Call Options Written-(1.4)%

Shares	Security Description	Strike Price	Exp. Date	Value
(4,618)	Resolute Forest Products	$10.00	10/20/17	(46,180)
(4,000)	Valeant Pharmaceuticals International, Inc.	27.50	01/18/19	(1,020,000)

Total Written Options (Premiums Received $1,074,952)*	(1,066,180)

Other Assets & Liabilities, Net – 13.0%	10,031,562
Net Assets – 100.0%	$77,271,981

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)
This security or a portion of the security is out on loan as of June 30, 2017, and may be collateralized by cash not reflected on this Schedule of Investments.  Total loaned securities had a value of $7,545,435.

(c)	Subject to call option written by the Fund.
(d)	These securities represent the collateral received in connection with securities out on loan as of June 30, 2017.

* Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized depreciation consists of:
Gross Unrealized Appreciation	$8,532,135
Gross Unrealized Depreciation	(38,490,241)
Net Unrealized Depreciation	$(29,958,106)

See Notes to Financial Statements.	11

CHOU OPPORTUNITY FUND SCHEDULE OF INVESTMENTS JUNE 30, 2017
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of June 30, 2017.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Common Stock	$37,270,748	$-	$-	$37,270,748
Warrants	11,895,076	-	-	11,895,076
Preferred Stock	-	24,262	-	24,262
Syndicated Loan	-	18,590,000	-	18,590,000
Collateral Received for Securities Loaned	-	526,513	-	526,513
Total Investments At Value	$49,165,824	$19,140,775	$-	$68,306,599

Total Assets	$49,165,824	$19,140,775	$-	$68,306,599

Liabilities
Other Financial Instruments**
Written Options	$(1,066,180)	$-	$-	$(1,066,180)

Total Liabilities	$(1,066,180)	$-	$-	$(1,066,180)

**Other Financial Instruments are derivative instruments not reflected in the Total Investments in Securities, such as written options, which are valued at their market value at period end.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended June 30, 2017.

PORTFOLIO HOLDINGS
% of Net Assets
Communications	2.3%
Consumer Discretionary	5.6%
Consumer Staples	22.4%
Energy	0.4%
Financials	2.8%
Industrials	2.4%
Materials	12.4%
Warrants	15.4%
Syndicated Loan	24.0%
Collateral Received for Securities Loaned	0.7%
Written Options	(1.4)%
Other Assets and Liabilities, Net (1)	13.0%

Total	100.0%

(1) "Other Assets and Liabilites, Net" consists of assets, other than derivatives and securities, less liabilities and includes uninvested cash which represented 12.6% of the Fund's total net assets at June 30, 2017.  For more information, see the Fund's Statement of Assets and Liabilities.

See Notes to Financial Statements.	12

CHOU INCOME FUND SCHEDULE OF INVESTMENTS JUNE 30, 2017
Equity Securities - 16.6%

Common Stock - 10.9%

Shares	SecurityDescription	Value

Consumer Discretionary - 6.8%
788,273	Wow Unlimited Media, Inc., Class A (a)	$1,215,720

Energy - 4.1%
2,452	Contura Energy, Inc. (a)	160,606
12,065	EXCO Resources, Inc. (a)	31,972
31,249	SandRidge Energy, Inc. (a)	537,795
		730,373

Total Common Stock(Cost $1,954,391)	1,946,093

Preferred Stock - 5.7%

Rate

Financials - 4.4%
50,765	Sears Roebuck Acceptance Corp.	7.00%	457,520
36,107	Sears Roebuck Acceptance Corp.	7.40	325,414
			782,934
Materials - 1.3%
639,000	Centrus Energy Corp. (b)	7.50	233,235

Total Preferred Stock(Cost $1,104,795)	1,016,169

Warrants - 0.0%

Shares	Security Description	Exer. Price	Exp. Date
2,167	Dex Media - Warrant (a)	$13.55	08/15/23	217

Total Warrants (Cost $0)	217

Total Equity Securities (Cost $3,059,186)	2,962,479

Fixed Income Securities - 57.5%

Corporate Convertible Bonds - 15.9%

Principal	Security Description	Rate	Maturity	Value

Consumer Staples - 13.5%
$3,000,000	Ascent Capital Group, Inc.	4.00%	07/15/20	2,405,625

Financials - 2.4%
850,000	Atlanticus Holdings Corp.	5.88	11/30/35	418,625

Total Corporate Convertible Bonds (Cost $3,129,603)	2,824,250

Corporate Non-Convertible Bonds - 28.7%

Consumer Discretionary - 4.4%
800,000	International Automotive Components Group SA (b)	9.13	06/01/18	781,000

Consumer Staples - 12.2%
800,000	Avangardco Investments Public, Ltd. (d)	10.00	10/29/18	190,160
1,000,000	Mriya Agro Holding PLC (c)	9.45	04/19/18	65,000
5,101,866	Ukrlandfarming PLC (c)	10.88	03/26/18	1,225,468
800,000	Valeant Pharmaceuticals International, Inc. (b)(e)	6.13	04/15/25	680,000
2,160,628

See Notes to Financial Statements.	13

CHOU INCOME FUND SCHEDULE OF INVESTMENTS JUNE 30, 2017

Principal	Security Description	Rate	Maturity	Value

Energy - 5.6%
$189,000	EXCO Resources, Inc.	8.50%	04/15/22	$119,070
1,000,000	Westmoreland Coal Co. (b)	8.75	01/01/22	885,000
				1,004,070
Materials - 6.5%
453,617	Centrus Energy Corp. (b)	8.25	02/28/27	367,430
800,000	Resolute Forest Products, Inc. (e)	5.88	05/15/23	783,000
225,000	Sino-Forest Corp. (d)	6.25	10/21/17	844
400,000	Sino-Forest Corp. (d)	6.25	10/21/17	1,500
				1,152,774

Total Corporate Non-Convertible Bonds (Cost $9,569,817)	5,098,472

Syndicated Loans - 12.9%

Principal	Security Description	Rate	Maturity	Value

152,383	Dex Media, Inc.	11.23	07/29/21	155,621
3,000,000	EXCO Resources, Inc. (f)	15.00	10/26/20	2,145,000

Total Syndicated Loans (Cost $2,640,809)	2,300,621

Total Fixed Income Securities (Cost $15,340,229)	10,223,343

Total Investments - 74.1% (Cost $18,399,415)*	$13,185,822

Other Assets & Liabilities, Net – 25.9%	4,604,678

Net Assets – 100.0%	$17,790,500

PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $2,946,665 or 16.6% of net assets.
(c)	Security is currently in default.
(d)	Security represents entitlement to potential distributions from a litigation trust.
(e)
This security or a portion of the security is out on loan as of June 30, 2017 and is collateralized by cash not reflected on this Schedule of Investments.  Total loaned securities had a value of $1,353,248 as of June 30, 2017.

(f)	Payment in Kind Security. Security that gives the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities.

*  Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized depreciation consists of:
Gross Unrealized Appreciation	$671,800
Gross Unrealized Depreciation	(5,885,393)
Net Unrealized Depreciation	$(5,213,593)

See Notes to Financial Statements.	14

CHOU INCOME FUND SCHEDULE OF INVESTMENTS JUNE 30, 2017

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of June 30, 2017.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Common Stock	$1,946,093	$-	$-	$1,946,093
Preferred Stock	-	1,016,169	-	1,016,169
Warrants	217	-	-	217
Corporate Convertible Bonds	-	2,824,250	-	2,824,250
Corporate Non-Convertible Bonds	-	5,098,472	-	5,098,472
Syndicated Loans	-	2,300,621	-	2,300,621
Total Assets	$1,946,310	$11,239,512	$-	$13,185,822

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended June 30, 2017.

PORTFOLIO HOLDINGS

% of Net Assets
Consumer Discretionary	11.2%
Consumer Staples	25.7%
Energy	9.7%
Financials	6.8%
Materials	7.8%
Syndicated Loans	12.9%
Warrants	0.0%
Other Assets & Liabilities, Net (1)	25.9%

100.0%

(1) "Other Assets & Liabilites, Net" consists of assets, other than derivatives and securities, less liabilities and includes uninvested cash which represented 22.3% of the Fund's total net assets at June 30, 2017.  For more information, see the Fund's Statement of Assets and Liabilities.

See Notes to Financial Statements.	15

CHOU AMERICA MUTUAL FUNDS STATEMENTS OF ASSETS AND LIABILITIES JUNE 30, 2017
120	CHOU OPPORTUNITY FUND	CHOU INCOME FUND
ASSETS
. Total investments, at value (including collateral received on securities loaned (Cost $98,273,477 and $18,399,415, respectively))	$68,306,599	$13,185,822
Cash	9,735,422	3,964,175
Foreign currency (Cost $0 and $346,058, respectively)	-	357,279
Receivables:
Investment securities sold	553,947	93,539
Dividends and interest	284,353	198,732
Prepaid expenses	17,885	17,155
Total Assets	78,898,206	17,816,702

LIABILITIES
Call options written, at value (Premiums received $1,074,952 and $0, respectively)	1,066,180	-
Payable for collateral received on securities loaned	526,513	-
Accrued Liabilities:
Investment adviser fees	-	3,378
Trustees' fees and expenses	5	16
Fund services fees	6,539	6,787
Other expenses	26,988	16,021
Total Liabilities	1,626,225	26,202

NET ASSETS	$77,271,981	$17,790,500

COMPONENTS OF NET ASSETS
Paid-in capital	$102,998,519	$23,354,037
Undistributed (distributions in excess of) net investment income	25,917	(478,633)
Accumulated net realized gain	4,205,651	117,468
Net unrealized depreciation	(29,958,106)	(5,202,372)
NET ASSETS	$77,271,981	$17,790,500
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	8,530,066	2,219,151
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$9.06	$8.02
*	Shares redeemed or exchanged within 120 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	16

CHOU AMERICA MUTUAL FUNDS STATEMENTS OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2017
	CHOU OPPORTUNITY FUND	CHOU INCOME FUND
INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $6,840 and $0, respectively) .	$38,760	$84,759
Interest income	2,274,942	188,297
Securities lending	995,902	3,748
Total Investment Income	3,309,604	276,804

EXPENSES
Investment adviser fees	401,669	88,782
Fund services fees	45,042	43,025
Custodian fees	4,875	4,954
Registration fees	10,390	10,121
Audit fees	8,442	8,572
Legal fees	15,677	4,093
Trustees' fees and expenses	7,990	1,771
Other expenses	16,525	13,840
Total Expenses	510,610	175,158
Fees waived and expenses reimbursed	(401,669)	(68,620)
Net Expenses	108,941	106,538

NET INVESTMENT INCOME	3,200,663	170,266

NET REALIZED AND UNREALIZED GAIN
Net realized gain on:
Investments	5,118,996	909,744
Foreign currency transactions	-	723
Net realized gain	5,118,996	910,467
Net change in unrealized appreciation (depreciation) on:
Investments	(7,364,161)	(970,983)
Foreign currency translations	-	11,478
Written options	8,772	-
Net change in unrealized appreciation (depreciation)	(7,355,389)	(959,505)
NET REALIZED AND UNREALIZED LOSS	(2,236,393)	(49,038)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$964,270	$121,228

See Notes to Financial Statements.	17

CHOU AMERICA MUTUAL FUNDS STATEMENTS OF CHANGES IN NET ASSETS
	CHOU OPPORTUNITY FUND		CHOU INCOME FUND

December 31, 2015		Shares		Shares
NET ASSETS DECEMBER 31, 2015	$96,065,920	$96,065,920	$15,252,823	$15,252,823

OPERATIONS
Net investment income	4,579,182		2,035,377
Net realized loss	(782,865)		(901,701)
Net change in unrealized appreciation (depreciation)	(9,322,201)		2,066,171
Increase (Decrease) in Net Assets Resulting from Operations	(5,525,884)		3,199,847

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(5,261,532)		(2,097,065)
Net realized gain	(46,847)		-
Total Distributions to Shareholders	(5,308,379)		(2,097,065)

CAPITAL SHARE TRANSACTIONS
Sale of shares	5,057,874	586,768	2,498,877	341,359
Reinvestment of distributions	5,282,278	591,207	2,068,336	278,159
Redemption of shares	(12,165,674)	(1,302,779)	(3,037,871)	(405,793)
Redemption fees	991	-	-	-
Net contribution from affiliate (note 5)	918,468	-	-	-
Increase (Decrease) in Net Assets from Capital Share Transactions	(906,063)	(124,804)	1,529,342	213,725
Increase (Decrease) in Net Assets	(11,740,326)		2,632,124
NET ASSETS DECEMBER 31, 2016 (Including line (a))	$84,325,594		$17,884,947

OPERATIONS
Net investment income	3,200,663		170,266
Net realized gain	5,118,996		910,467
Net change in unrealized appreciation (depreciation)	(7,355,389)		(959,505)
Increase in Net Assets Resulting from Operations	964,270		121,228

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(3,410,826)		(116,553)

CAPITAL SHARE TRANSACTIONS
Sale of shares	2,142,659	229,534	107,183	13,249
Reinvestment of distributions	3,392,800	376,559	115,045	14,363
Redemption of shares	(10,142,681)	(1,093,214)	(321,848)	(40,044)
Redemption fees	165	-	498	-
Decrease in Net Assets from Capital Share Transactions	(4,607,057)	(487,121)	(99,122)	(12,432)
Decrease in Net Assets	(7,053,613)		(94,447)
NET ASSETS JUNE 30, 2017 (Including line (b))	$77,271,981		$17,790,500
(a) Undistributed (distributions in excess of) net investment income December 31, 2016	$236,080		$(532,346)
(b) Undistributed (distributions in excess of) net investment income June 30, 2017	$25,917		$(478,633)

See Notes to Financial Statements.	18

CHOU OPPORTUNITY FUND FINANCIAL HIGHLIGHTS
These financial highlights reflect selected data for a share outstanding throughout each period.
For the Six Months Ended	For the Year Ended December 31,
June 30, 2017	2016	2015	2014	2013	2012
NET ASSET VALUE, Beginning of Period	$9.35	$10.51	$13.71	$13.52	$11.41	$10.00
INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.37	0.51	(0.14)	(0.18)	0.05	0.32
Net realized and unrealized gain (loss)	(0.24)	(1.17)	(2.91)	0.84	3.31	2.68
Total from Investment Operations	0.13	(0.66)	(3.05)	0.66	3.36	3.00

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.42)	(0.59)	—	—	(0.19)	(0.40)
Net realized gain	—	(0.01)	(0.15)	(0.47)	(1.09)	(1.19)
Total Distributions to Shareholders	(0.42)	(0.60)	(0.15)	(0.47)	(1.28)	(1.59)
REDEMPTION FEES (a)	—	(b)	—	(b)	—	(b)	—	(b)	0.03	—	(b)
NET CONTRIBUTION BY AFFILIATE (c)	—	0.10	—	—	—	—
NET ASSET VALUE, End of Period	$9.06	$9.35	$10.51	$13.71	$13.52	$11.41
TOTAL RETURN	1.38	%(d)	(5.02	)%(e)	(22.27)%	4.88%	29.82%	30.81%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$77,272	$84,326	$96,066	$99,799	$66,402	$41,132
Ratios to Average Net Assets:
Net investment income (loss)	7.97	%(f)	5.58%	(1.15)%	(1.31)%	0.34%	2.89%
Net expenses	0.27	%(f)	0.30%	1.24%	1.38%	1.48%	1.48%
Gross expenses (g)	1.27	%(f)	1.31%	1.28%	1.40%	1.50%	1.55%
PORTFOLIO TURNOVER RATE	5	%(d)	18%	4%	29%	56%	17%

(a)	Calculated based on average shares outstanding during each period.
(b)	Less than $0.01 per share.
(c)	Calculated based on shares outstanding on February 18, 2016, the date of the capital contribution. See note 5.
(d)	Not annualized.
(e)
Calculation includes affiliate reimbursement and contribtuion of capital.  Excluding the effect of the net reimbursements and contribution of capital from the Fund's ending net asset value per share, total return for the year ended December 31, 2016, would have been (6.04)%.

(f)	Annualized.
(g)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	19

CHOU INCOME FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended		For the Year Ended December 31,
	June 30, 2017		2016	2015	2014	2013	2012
NET ASSET VALUE, Beginning of Period	$8.01		$7.56	$9.77	$11.04	$9.87	$8.74
INVESTMENT OPERATIONS
Net investment income (a)	0.08		0.96	0.90	0.51	0.94	1.58
Net realized and unrealized gain (loss)	(0.02)		0.49	(2.01)	(1.01)	1.28	1.27
Total from Investment Operations	0.06		1.45	(1.11)	(0.50)	2.22	2.85
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.05)		(1.00)	(0.95)	(0.52)	(1.07)	(1.72)
Net realized gain	—		—	(0.15)	(0.25)	—	— (b)
Total Distributions to Shareholders	(0.05)		(1.00)	(1.10)	(0.77)	(1.07)	(1.72)
REDEMPTION FEES (a)	—	(b)	—	— (b)	— (b)	0.02	—
NET ASSET VALUE, End of Period	$8.02		$8.01	$7.56	$9.77	$11.04	$9.87
TOTAL RETURN	0.79	%(c)	20.72%	(11.92)%	(4.83)%	22.86%	34.69%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$17,791	$17,885		$15,253	$17,526	$14,737	$6,728
Ratios to Average Net Assets:
Net investment income	1.92	%(d)	12.91%	9.94%	4.48%	8.39%	16.25%
Net expenses	1.20	%(d)	1.20%	1.30%	1.50%	1.50%	1.50%
Gross expenses (e)	1.97	%(d)	2.10%	2.36%	2.11%	3.41%	4.09%
PORTFOLIO TURNOVER RATE	3	%(c)	22%	7%	17%	40%	23%

(a)				Calculated based on average shares outstanding during each period.
(b)				Less than $0.01 per share.
(c)				Not annualized.
(d)				Annualized.
(e)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	20

CHOU AMERICA MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS JUNE 30, 2017

Note 1. Organization
The Chou Opportunity Fund and Chou Income Fund (individually, a "Fund" and, collectively the "Funds") are non-diversified portfolios of Chou America Mutual Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the "Act"), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. Chou Opportunity Fund's investment objective is long-term growth of capital. Chou Income Fund's investment objective is to provide capital appreciation and income production, with capital preservation as a secondary consideration.  The Funds commenced operations on July 1, 2010, with the sale of 50,000 shares of each Fund at $10 per share to Chou Associates Management Inc.
Note 2. Summary of Significant Accounting Policies
The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Short-term investments that mature in 60 days or less may be valued at amortized cost.
Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in each Fund's registration statement, performs certain functions as they relate to the administration and oversight of each Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different Net Asset Value ("NAV") than a NAV determined by using market quotes.

21

CHOU AMERICA MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS JUNE 30, 2017
GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of June 30, 2017, for each Fund's investments is included at the end of each Fund's Schedule of Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund's foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.
Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid semi-annually. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

22

CHOU AMERICA MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS JUNE 30, 2017
Written Options – When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written options are non-income producing securities.
Transactions in written options during the period ended June 30, 2017, were as follows:
Calls
Chou Opportunity Fund	Number of Contracts	Premiums
Options Outstanding, December 31, 2016	-	$-
Options written	(8,618)	(1,074,952)
Options terminated in closing transactions	-	-
Options exercised	-	-
Options expired	-	-
Options Outstanding, June 30, 2017	(8,618)	$(1,074,952)

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of June 30, 2017, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Redemption Fees – A shareholder who redeems or exchanges shares within 120 days of purchase will incur a redemption fee of 2.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to each Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Funds, if any, are reflected on the Statements of Changes in Net Assets.
Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund's maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

23

CHOU AMERICA MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS JUNE 30, 2017
Note 3. Cash – Concentration in Uninsured Account
For cash management purposes, each Fund may concentrate cash with each Fund's custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation ("FDIC") insurance limits. As of June 30, 2017, Chou Opportunity Fund and Chou Income Fund had $9,485,422 and $3,714,175, respectively, at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.
Note 4. Fees and Expenses
Investment Adviser – Chou America Management Inc. (the "Adviser") is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from each Fund at an annual rate of 1.00% of each Fund's average daily net assets.
Distribution – Rafferty Capital Markets, LLC serves as each Fund's distributor (the "Distributor"). The Trust has adopted a Rule 12b-1 plan under which the Funds may pay an annual fee of up to 0.25% of the average daily net assets of the Funds for distribution services and/or the servicing of shareholder accounts. The Board has not authorized the Funds to pay a Rule 12b-1 fee at this time. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each Independent Trustee an annual retainer fee of $8,240 for service to the Trust and the Audit and Compliance Committee Chairperson receives an additional retainer fee of $3,000.  Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with their duties as a Trustee, including travel and related expenses incurred in attending Board meetings.  No officers of the Funds are compensated by the Funds, but officers are reimbursed for travel and related expenses incurred in attending Board meetings.
Note 5. Expense Reimbursements and Fees Waived
The Adviser has contractually agreed to waive a portion of its fee and/or reimburse certain expenses to limit total annual operating expenses to 1.20% of the average daily net assets of each Fund through at least May 1, 2018 (excluding other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, and extraordinary expenses such as litigation). The Adviser has voluntarily decided to waive its entire advisory fee on the Chou Opportunity Fund beginning on January 1, 2016. The Adviser can unilaterally decide to terminate this voluntary waiver at any time. For the period ended June 30, 2017, fees waived and expenses reimbursed were as follows:

Investment Adviser Fees Waived
Chou Opportunity Fund	$401,669
Chou Income Fund	68,620

24

CHOU AMERICA MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS JUNE 30, 2017
Note 6. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended June 30, 2017, were as follows:

	Purchases	Sales
Chou Opportunity Fund	$8,285,960	$3,547,393
Chou Income Fund	373,507	1,032,433

Note 7. Summary of Derivative Activity
The volume of open derivative positions may vary on a daily basis as the Chou Opportunity Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the period ended June 30, 2017 for any derivative type that was held during the period is as follows:
Written Options	$(1,074,952)

The Chou Opportunity Fund's use of derivatives during the period ended June 30, 2017, was limited to written options.
Following is a summary of the effect of derivatives on the Chou Opportunity Fund's Statement of Assets and Liabilities  as of June 30, 2017:
Location	Equity Contracts
Liability derivatives:
Call options written, at value	$(1,066,180)

Realized and unrealized gains and losses on derivatives contracts during the period ended June 30, 2017, by the Chou Opportunity Fund are recorded in the following locations on the Statement of Operations:
Location	Equity Contracts
Net change in unrealized appreciation (depreciation) on:
Written options	$8,772

Asset (Liability) amounts shown in the table below represent amounts for derivative related investments at June 30, 2017. These amounts may be collateralized by cash or financial instruments.

	Gross Asset (Liability) as Presented in the Statements of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged**	Net Amount
Liabilities:
Over-the-counter derivatives*	$(1,066,180)	$1,066,180	$-	$-

*
Over-the-counter derivatives may consist of options contracts. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), see the Schedule of Investments.

**
The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statements of Assets and Liabilities.

Note 8. Federal Income Tax
As of December 31, 2016, distributable earnings (accumulated loss) on a tax basis were as follows:

25

CHOU AMERICA MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS JUNE 30, 2017
Undistributed Ordinary Income	Capital and Other Losses	Unrealized Depreciation	Other Temporary Differences	Total

Chou Opportunity Fund	$236,080	$(782,865)	$(22,733,197)	$-	$(23,279,982)
Chou Income Fund	-	(821,703)	(4,724,299)	(22,210)	(5,568,212)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and straddles for Chou Opportunity Fund and contingent payment debt instruments for Chou Income Fund.
As of December 31, 2016, the Chou Opportunity Fund and Chou Income Fund had $782,865 and $792,999, respectively, of available long-term capital loss carryforwards that have no expiration date.
For tax purposes, the prior late year ordinary loss was $28,704 (realized during the period November 1, 2016 through December 31, 2016) for Chou Income Fund. This loss was recognized for tax purposes on the first business day of the Fund's current fiscal year, January 1, 2017.
Note 9. Securities Lending Agreement
The Funds  established a securities lending arrangement with The Bank of New York Mellon as securities lending agent in which the Funds lend portfolio securities to a broker in exchange for collateral consisting of cash or securities in an amount at least equal to the market value of the securities on loan. The following table presents the Chou Opportunity Fund's assets and liabilities net of related collateral held by the Chou Opportunity Fund at June 30, 2017:

	Gross Amount of Assets and Liabilities in the Statements of Assets and Liabilities	Securities on Loan	Net Amount
Chou Opportunity Fund	$526,513	$(515,914)	$10,599

Note 10. Recent Accounting Pronouncements
In October 2016, the U.S. Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized enhanced disclosures, particularly related to derivatives, in investment company financial statements. The compliance date for the amendments to Regulation S-X is for reporting periods ending after August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Funds' financial statements and related disclosures.

Note 11. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.

26

CHOU AMERICA MUTUAL FUNDS ADDITIONAL INFORMATION JUNE 30, 2017

Proxy Voting Information
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund's portfolio is available, without charge and upon request, by calling (877) 682-6352 and on the U.S. Securities and Exchange Commission's website at www.sec.gov. Each Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 682-6352 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017, through June 30, 2017.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

27

CHOU AMERICA MUTUAL FUNDS ADDITIONAL INFORMATION JUNE 30, 2017
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	January 1, 2017	June 30, 2017	Period*	Ratio*
Chou Opportunity Fund
Actual	$1,000.00	$1,013.80	$1.35	0.27%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.46	$1.35	0.27%

Chou Income Fund
Actual	$1,000.00	$1,007.86	$5.97	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	$6.01	1.20%

*
Expenses are equal to each Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181) divided by 365 to reflect the half-year period.

28

FOR MORE INFORMATION:
P.O. Box 588
Portland, ME  04112
(877) 682-6352

INVESTMENT ADVISER
Chou America Management Inc.
110 Sheppard Ave. East
Suite 301, Box 18
Toronto, Ontario, Canada M2N 6Y8

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Rafferty Capital Markets, LLC
1010 Franklin Avenue
Garden City, NY 11530
www.raffcap.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.

243-SAR-0617

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Chou America Mutual Funds

By:	/s/ Francis S.M. Chou
Francis S.M. Chou, Principal Executive Officer
Date	August 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Francis S. M. Chou
Francis S.M. Chou, Principal Executive Officer
Date	August 25, 2017

By:	/s/ Michael J. McKeen
Michael J. McKeen, Principal Financial Officer
Date	August 25, 2017